Exhibit 10.25

                               SECURITY AGREEMENT


         Security Agreement, dated as of April 8, 2003 (the "Security Agreement"), by and between NEXCOMM INTERNATIONAL BEVERAGE, LLC, a Connecticut limited liability company having a principal place of business in Southport, Connecticut, (hereinafter the "Secured Party"), and DRINKS AMERICAS, INC., a Delaware corporation having a principal place of business in Wilton, Connecticut (hereinafter the "Debtor").



                                     RECITAL

        The background of the Security Agreement is that Debtor has delivered its Guaranty to the Secured Party pursuant to the terms and conditions contained in a certain Secured Convertible Noted and Agreement (the "Note") issued by Maxmillian Partners LLC ("Borrower") in the original maximum principal amount of Two-Hundred Thousand ($200,000.00) Dollars, to the Secured Party as of the date hereof. All capitalized terms not otherwise defined herein shall have the definitions ascribed to such terms in the Note. The Note provides, inter alia, that the Note is to be secured by the Security Agreement of Borrower, and by the Guaranties of Debtor and Maxmillians Mixers LLC, (collectively "Guarantors"), which Guaranties are to be secured by security interests in and to the assets of each of said Guarantors in accordance with security agreements similar in form to that delivered by Debtor (the Guarantees and the security agreements of the Guarantors are collectively referred to as the "Guaranty Documents"). The security interest granted in this Security Agreement is granted by Debtor to secure each of the payment and performance obligations of Borrower arising under the Note and the security agreement of Borrwer, and the payment and performance obligations by the respective
 Guarantors under the Guaranty Documents (collectively as to Debtor, the "Obligations")

          1. Grant of Security Interest. Debtor, for value received, hereby grants to Secured Party, a continuing security interest in the following property now or hereafter owned by Debtor (the "Collateral") to secure the payment and performance obligations of the Borrower, as more specifically set forth in the Note, and the payment and performance obligations of the Guarantors as set forth in the Guaranty Documents.

              (a) the property described in Schedule "A" annexed hereto and made a part hereof;

              (b) all property, goods and chattels of the same classes as those set forth in Schedule "A" acquired by the Debtor subsequent to the execution of this Agreement and prior to its termination;

              (c) proceeds of the Collateral; and

              (d) all increases, substitutions, replacements, additions and accessions to the Collateral, other than with respect to any motor vehicles or replacements which are subject to a purchase money security interest of any other party at the time such same are acquired; and (ii) from which products and proceeds shall not serve as Collateral hereunder to the extent utilized to acquire other motor vehicles to be used by Debtor.



       2. Ownership of Collateral. Debtor represents that it has good title to all property described in Schedule "A", subject only to the prior secured interest of Debtor's institutional lender in respect of indebtedness relating to the acquisition by Debtor of the Assets from Seller, or any amendments modifications, renewals, or refinancing of such indebtedness (the "Lender"); that it has the right to convey a security interest in such Collateral to the Secured Party; and that except for the Lender, no other person has or purports to have any right, title, lien, encumbrance, adverse claim, or interest in such property except as disclosed in writing to, and accepted in writing by, the Secured Party. Debtor further represents and warrants that (i) all action necessary to enable Debtor to execute this Security Agreement and the Note and to perform same in accordance with their respective terms, including the grant of the security interest herein, has been taken, (ii) that no consent of any party is required for the execution, delivery and performance by Debtor of this Security Agreement and the Note, (iii) that this Security Agreement and the Note constitute the valid binding and enforceable obligation of Debtor; (iv) that the execution and performance of this Security Agreement and the Note by the Debtor will not result in any violation of any material agreement, indenture or other instrument to which Debtor is a party or any judgment decree, order, law or regulation applicable to Debtor; and (v) that the security interest granted pursuant to this Security Agreement, upon due filing of the appropriate financing statement will constitute a valid and perfected security interest.

        3.Use of Collateral.

          Debtor represents that the Collateral has been acquired and is used by the Debtor, or will be acquired and will be used by Debtor, for the purpose of operating the business of the Debtor (the "Use").

        4.Acts to Be Performed by Debtor.

          Debtor agrees as follows:

              (a) Payment and Performance. Debtor shall pay and perform all of the Obligations secured by this Security Agreement according to their terms.

              (b) Further Assurances. Debtor shall defend the title to the Collateral against all persons and against all claims and demands whatsoever, and shall indemnify Secured Party for all costs, fees, and expenses incurred in connection with such claims and demands. On demand by Secured Party, Debtor shall (i) furnish further assurance of title, (ii) execute any written instrument or do any other acts necessary to make effective the purposes and provisions of this Security Agreement, and (iii) execute any financing statement instrument or statement required by the Secured Party or by law or otherwise in order to perfect or continue the security interest of the Secured Party in the Collateral free of all other liens, claims and rights of any third parties whatsoever except as provided herein.

              (c) Possession and Removal. Debtor may remain in possession of the Collateral until and unless Debtor shall be in default under this Security Agreement, provided Debtor shall not permit the Collateral to be removed from its present location(s) without consent of the Secured Party.

              (d) Sale and Exchange. Debtor shall not, without the written consent of the Secured Party, sell, exchange, contract to sell, lease, encumber or transfer the Collateral, and whether or not such consent has been obtained, the proceeds of such sale, exchange, or transfer shall be applied to the obligations secured by this Security Agreement, or become subject to the security interest of this Security Agreement, provided, however that nothing herein shall be construed to prohibit the sale of Collateral in the ordinary course of the Business; or

                   (i) Simultaneously with or prior to such removal any such Collateral (to the extent the Collateral may be susceptible of removal) such Collateral shall be replaced with other property of a value at least equal to that of the replaced Collateral and shall be free from any security interest or other encumbrance and from any reservation of title, and by such removal and replacement Debtor shall be deemed to have subjected such replacement property to this Agreement, or

                   (ii) Any net cash proceeds received from such disposition (other than from the collection of accounts receivable in the ordinary course of business) shall at the election of the Secured Party, be paid over promptly to the Secured Party to be held as security for the performance and payment of all obligations secured by this Agreement according to their terms or applied to the payment thereof.

              (e) Certain Acts Required.

                   (i) Proper Care and Inspection. Debtor shall maintain the Collateral in good and saleable condition and repair, and shall clean, shelter, and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property. Debtor shall use the Collateral lawfully and only as permitted by the policies of insurance required in accordance with Paragraph 4(e)(ii), below.

                   (ii)  Insurance.

                            (A) Debtor shall keep the Collateral insured for the
 benefit of Secured Party against loss by fire and other casualties or risks in such form and amount, and with such companies, as may be required by Secured Party. Such insurance policies shall name the Secured Party as an additional insured under such policies. Debtor agrees to deliver the insurance policies to Secured Party upon request therefor, and Debtor hereby appoints the Secured Party the attorney for the Debtor in obtaining, adjusting and canceling any such insurance with respect to the Collateral and in endorsing settlement drafts, and hereby assigns to the Secured Party all sums which may become payable under such insurance, including return premiums and dividends, which sums shall serve as additional security for the indebtedness, provided, however, that in the absence of any default hereunder or under the Note, Debtor shall have the right to expend such sums paid by any insurer as a result of any casualty or loss to the Collateral for any like Collateral, which such like Collateral shall be secured hereunder. Debtor shall give immediate written notice to the Secured Party and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers.

                            (B) Debtor shall maintain  comprehensive  general
 liability insurance in respect of the Use for at least One Million ($1,000,000.00) Dollars combined single limit for bodily injury and property damage, naming the Secured Party as an additional insured. All policies of insurance shall provide for at least thirty (30) days written cancellation notice to the Secured Party. The Secured Party shall be named as a loss payee, as its interest may appear, and at the request of the Secured Party shall be delivered to the Secured Party to be held by it.

                   (iii) Encumbrances and Taxes. Debtor shall keep the Collateral free from all prior security interests, liens, claims, charges, and encumbrances, and shall pay when due all taxes and assessments relating to the Collateral.

                   (iv) Information. Debtor will keep at its address set forth in the first paragraph of the Security Agreement, its records concerning the Collateral and promptly make such records available for inspection by the Secured Party upon request. Debtor shall furnish promptly to Secured Party any other information which the Secured Party may reasonably require, and Debtor hereby represents and warrants that its records concerning the Collateral and any such information at any time supplied to Secured Party (including, but not limited to, the value and condition of the Collateral, and the accuracy of any financial statements) is (or will be) true and accurate in all material respects.

                   (v) Notification of Change. Debtor shall notify Secured Party promptly of any change in the location of the Collateral, Debtor's place or places of business, or Debtor's mailing address.

                   (vi) Debtor shall use the Collateral solely for the Use described in Paragraph 3.

                   (vii) Debtor shall not use or maintain the Collateral in any manner prohibited by any terms of any insurance policies covering such Collateral, any state, federal or local law or ordinance or in any manner which may give rise to any claims or rights of third parties against the Collateral.

                   (viii) Debtor shall indemnify and hold Secured Party harmless from and against any loss, liability, damage, cost and expense whatsoever arising from Debtor's use, operation, ownership or possession of the Collateral, except for such loss, cost or expense resulting from the Secured Party's gross negligence or willful misconduct.

                   (ix) Debtor shall promptly notify the Secured Party of any event causing material loss, theft, damage, destruction or depreciation of the Collateral, and the amount thereof, as well as any other matters affecting the value, enforceability or collectability of any of the Collateral, which notice shall be delivered immediately upon Debtor's knowledge of any such event.

                   (xi) Debtor shall pay all costs, including but not limited to, reasonable attorneys fees, incurred by the Secured Party in connection with the perfection, continued perfection, and preservation of its interests in the Collateral, and shall reimburse the Secured Party, on demand, for all of the Secured Party's expenses and costs, including reasonable fees and expenses of its counsel, in connection with the enforcement of this Security Agreement or any proceeding brought or threatened to enforce payment of any of the obligations arising hereunder, or in prosecuting or defending against any actions or proceedings commenced under the United States Bankruptcy Code, as amended, or under any similar state law or regulation.

              (f) Failure to Perform Acts.

                   (i) Performance by Secured Party. Upon failure by the Debtor to perform any of the acts to be performed by Debtor in accordance with Paragraph 4(e) above, the Secured Party shall be authorized and shall have the option to perform any and all of said acts in any manner deemed proper by the Secured Party, without waiving any rights with respect to the enforcement of this Agreement.

                   (ii) Advances Secured. Any and all reasonable expenses (including, without limitation, counsels' fees, the cost of insurance, and payment of taxes or other charges) paid by the Secured Party in respect of the Collateral shall be deemed advanced to the Debtor by the Secured Party as part of the Obligations, and shall be secured by the security interest granted in this Security Agreement.

        5.Default. At the option of the Secured Party, the Obligations secured under this Agreement shall become immediately due and payable in full upon the happening of one or more of the following events ("Events of Default"):

              (a) If there shall occur an event of default in the Obligations;

              (b) There shall occur any failure to make payment of any amount due and payable pursuant to this Security Agreement when due, and such failure shall continue for a period in excess of ten (10) days after written notice, or if there shall occur any other breach, or the failure to perform, any covenant, condition or provision of the this Security Agreement and such breach or failure continues for a period in excess of thirty (30) days following the date of written notice of such breach or failure; provided, however, that in the event such breach or notice is not susceptible of cure within said thirty (30) day period, then within such additional reasonable period as may be required to cure such breach or failure; further provided, such cure shall have been diligent commenced during said initial thirty (30) day period.

              (c) In the event any representation set forth in this Security Agreement shall be false, or if any warranty herein shall be breached.

              (d) If the Debtor shall fail to comply with any statute, requirement, rule, regulation, order or decree, of any federal, state, municipal or other governmental authority relating to the Collateral which impairs the security interest granted hereunder.

              (e) If the Collateral or any portion thereof, or any interest of the Debtor therein, shall be levied upon or attached by virtue of an execution issued upon any judgment or a writ of attachment or any other process, and not released within sixty (60) days.

              (f) If there shall be filed by the Debtor, or any other party against the Debtor, in any court pursuant to statute, either of the United States or any state, a petition in bankruptcy or insolvency or for reorganization, or for the appointment of a receiver or trustee of all or any portion of the Debtor's property, or in the event there shall be any assignment by the Debtor for the benefit of creditors; provided, however, that in the event such a petition shall be involuntary, no default shall be deemed to have occurred hereunder unless such petition is not dismissed within sixty (60) days following the commencement of any such proceedings against Debtor.

       6. Remedies Upon Default.

              (a) General. In the event there shall occur any default under this Security Agreement which is not cured within ten (10) days following written notice thereof from Secured Party to Debtor, the Secured Party shall have in addition to those provided in this Security Agreement, all rights and remedies available to a secured party upon default as provided in the Uniform Commercial Code.

              (b) Notice to Accounts. Upon the occurrence of an Event of Default hereunder, Debtor shall, at the request of the Secured Party, notify and direct its current and future account debtors to remit all amounts then owed or thereafter owing to the Debtor to a post office box established and rented by the Secured Party, and in which the Secured Party shall have exclusive and unrestricted access thereto, all of the express purpose of instituting and maintaining a lock box arrangement in respect of Debtor's accounts. The Debtor hereby constitutes the Secured Party or its designee as Debtor's
 attorney-in-fact   with  power  to  endorse   Debtor's  name  upon  any  notes,
 acceptances, checks, drafts, money orders or other instruments or forms of payment that may come into the Secured Party's possession; to sign Debtor's name on any invoice or bill of lading relating to any of its accounts, drafts against the Debtor's account debtors, assignments and verifications of its accounts and notices to the Debtor's account debtors; to notify the Post Office authorities to change the address for delivery of mail addressed to the Debtor to such address as the Secured Party may designate; and to do all other acts and things necessary to carry out a lock box facility. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts or omission or commission, nor for any error of judgment or mistake of act of law; this power being coupled with an interest is irrevocable while any obligations of the Debtor arising hereunder remain unsatisfied. In addition, upon the occurrence of any Event of Default hereunder, or if the Secured Party shall have any reason to believe that not all of Debtor's accounts are being paid into such lock boxes, Secured Party may itself so notify the account debtors of the Debtor, without notice to the Debtor, and direct any and all such accounts to remit such amounts owing under the accounts directly to the Secured Party. At its option and in its sole business judgment, the Secured Party may collect, bring suit, extend the time for payment of, compromise or settle for cash, credit or otherwise upon any terms, any of Debtor's accounts or any securities, instruments or insurance applicable thereto and/or release the obligor thereon. The Secured Party is authorized and empowered to undertake each and every of the foregoing acts without notice to or consent of the Debtor, all without discharging or in any way affecting Debtor's liability hereunder. Nothing herein contained shall be construed to constitute the Debtor as an agent of the Secured Party for any purpose whatsoever, and the Secured Party shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause whereof, except to the extent same may result from the Secured Party's own gross negligence or willful misconduct. The Secured Party shall not under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in a settlement, collection or payment of any of Debtor's accounts or any instrument received in payment thereof or for any damage resulting therefrom. The Secured Party does not by anything herein or in any assignment or otherwise, assume any of Debtor's obligations under any contract or agreement, and the Secured Party shall not be responsible in any way for the performance by Debtor of any of the terms and conditions contained herein. At any time subsequent to the occurrence of any Event of Default hereunder, the Secured Party shall have the right to instruct the Debtor's accountants at Debtor's expense, to verify the balances outstanding on any and all of the accounts. Any checks, drafts, money orders, cash, items or other instruments processed in the accordance with the foregoing shall be applied as of the date received by the Secured Party to any unpaid balance of any of the obligations of the Debtor, including but not limited to the outstanding balance under the Note, subject to the Secured Party's right to debit any such unpaid balance for any dishonored checks, drafts, money orders, cash items, or instruments returned by the payor thereof.

              (c) Assembly of Collateral. In the event of default which is not cured as provided in Paragraph 6(a), above, the Debtor shall, upon request of the Secured Party, assemble the Collateral and make it available to the Secured Party at a place reasonably convenient to both parties designated by the Secured Party.

              (d) Notice of Disposition. If an event of default (as defined in Paragraph 6) has occurred under this Agreement, the Secured Party may sell the Collateral at a public or private sale for cash or otherwise. The Secured Party shall give the Debtor notice of the time and place of any public sale of any of the Collateral or of the time after which any private sale or any other intended disposition thereof is to be made by sending notice by first-class mail, postage prepaid and addressed to the Debtor at the latest address of Debtor appearing on the records of the Secured Party at least five (5) days before the time of the sale or other disposition, which provisions for notice the Debtor and Secured Party agree are reasonable.

              (e) Application of Proceeds. Any proceeds of any disposition of the Collateral, either in whole or in part, shall be applied by the Secured Party first to the payment of expenses in connection with the Collateral and the disposition thereof, including without limitation, reasonable counsels' fees and legal expenses, and any balance of such proceeds may be applied by the Secured Party to the payment of such of the Obligations secured by this Agreement, and in such order of application, as the Secured Party may from time to time elect.

              (f) Debtor hereby appoints the Secured Party as its agent and attorney in fact for the administration of this Agreement, including the sale of the Collateral upon default. Such appointment as attorney in fact shall be coupled with an interest and shall be irrevocable.

          7. Covenant to Pay Deficiency.

          In the event the sale or other disposition of the Collateral shall be insufficient to satisfy the obligations secured by this Agreement and the reasonable expenses of retaking, holding, preparing for sale, selling and the like, including without limitation, reasonable attorneys' fees and legal expenses incurred by the Secured Party in connection with this Agreement or the Obligations secured hereby, the Debtor shall be and remain liable for any and all of such deficiency.

          8. Miscellaneous.

              (a) Waiver of Certain Matters. The Debtor expressly waives all requirements of presentment, protest, notice of protest, notice of non-payment or dishonor.

              (b) Non-Waiver of Certain Matters. Any failure by the Secured Party to exercise any right set forth in this Agreement shall not constitute a waiver thereof. Nothing in this Agreement or in the Obligations secured hereby shall preclude any other remedy by action or otherwise for the enforcement of this Agreement or for the payment in full of the Obligations hereby secured.


              (c) No Discharge. No party to this Agreement shall be discharged by any extension of time, additional advances, notice, renewals and extensions of the Note, the taking of further security, the extinguishment or release of the security interest as to all or any part of the Collateral, or any other act or omission, except by release or discharge of the security interest upon the full payment of the Obligations secured hereby.

              (d) Succession. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Debtor and the Secured Party. Debtor may not assign its rights or obligations under this Agreement without the written consent of the Secured Party.

              (e) Notices. All notices, requests, demands and other communications made in connection with this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of delivery, if delivered to the persons identified below, (b) seven calendar days after mailing if mailed, with proper postage, by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

 If to the Secured Party

                  59 Old Post Road
                  Southport, Connecticut 06490
                  Attn: Kenneth H. Close

         With a copy to:

                  Samuel  Febbraio, Jr., Esq.
                  Berkowitz, Trager  & Trager, LLC
                  235 Post Road West
                  Westport, CT.  06880

 If to the Debtor:

                  372 Danbury Road
                  Wilton, Connecticut 06897
                  Attn:  J.Patrick Kenny

 With copy to:

                  Robert Shepard, Esq.
                  Ballon Stoll Bader and Nadler, PC.
                  1450 Broadway
                  New York, New York  10018-2268


 or (c) on the date of receipt if sent by telecopy, and confirmed in writing in the manner set forth in (b) on or before the next day after the sending of the telex or telecopy. Such addresses and numbers may be changed, from time to time, by means of a notice given in the manner provided in this Section.

              (f) Governing Law. The rights and duties of the parties under this Agreement shall be governed by the laws of the State of Connecticut applicable to contracts executed and to be wholly performed within such State, and Debtor hereby irrevocably consents to the jurisdiction and venue of all state and federal courts in the City of Hartford in any action based upon this Agreement.

        IN WITNESS WHEREOF, the undersigned have duly executed this Security Agreement as of the date set forth above.



                                            DEBTOR
                                            DRINKS AMERICAS, INC.




                                            By: /s/
                                               ------------------------------
                                               J. Patrick Kenny, Manager,
                                               duly authorized




                                            SECURED PARTY
                                            NEXCOMM INTERNATIONAL BEVERAGE, LLC


                                            By:
                                               ---------------------------------
                                               Kenneth H. Close, Member duly
                                               authorized

                                   SCHEDULE A



        (1) All accounts, contract rights, instruments, documents, chattel paper, general intangibles (including, but not limited to choses in action, tax refunds, and insurance proceeds); any other obligations or indebtedness owed to Debtor from whatever source arising; all rights of Debtor to receive any payments in money or kind; all guaranties of the foregoing and security therefor; all of the right, title, and interest of Debtor in and with respect to the goods, services, or other property that gave rise to or that secures any of the foregoing and insurance policies and proceeds relating thereto, and all rights of Debtor as an unpaid seller or lessor of goods and services, including, but not limited to, the rights to stoppage in transit, replevin, reclamation, and resale; and all of the foregoing, whether now owned or existing or hereafter created or acquired.

        (2) All goods, merchandise, and other personal property now owned or hereafter acquired by Debtor that are held for sale or lease, or are furnished or to be furnished under any contract of service or lease or are raw materials, work-in-process, supplies, or materials used or consumed in Debtor's business, and all products thereof, and all substitutions, replacements, additions, or accessions therefor and thereto.

        (3) All inventory, machinery, equipment, furniture and fixtures, now owned or hereafter acquired by Debtor, and used or acquired for use in the business of Debtor, together with all accessions thereto and all substitutions and replacements thereof and parts therefore.

        (4) All cash or noncash proceeds of any of the foregoing, including insurance proceeds.

        (5) All ledger sheets, files, records, documents, and instruments (including, but not limited to, computer program, tapes, and related electronic data processing software) evidencing an interest in or relating to the above.

        (6) All instruments, documents, securities, property, and the proceeds of any of the foregoing, owned by Debtor or in which Debtor has an interest, which now or hereafter are at any time in the possession or control of Secured Party or in transit by mail or carrier to or in the possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Secured Party had conditionally released the same.


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